AMENDMENT TO MASTER REPURCHASE AGREEMENT

This AMENDMENT TO MASTER REPURCHASE AGREEMENT (this “Amendment”) is made as of September 26, 2022, by and between BARCLAYS BANK PLC (“Buyer”) and PEACHTREE MORTGAGE SPV, LLC (“Seller”).
WHEREAS, Buyer and Seller are party to that certain Master Repurchase Agreement, dated as of September 20, 2021 (together with all Annexes attached thereto and as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Master Repurchase Agreement”);
WHEREAS, Buyer and Seller have agreed to amend the Master Repurchase Agreement as more particularly set forth herein;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, as follows:
1.Defined Terms. All capitalized terms not otherwise defined herein shall have the respective meanings assigned thereto in the Master Repurchase Agreement.
2.Amendments to Master Repurchase Agreement. Buyer and Seller hereby agree, effective as of the date set forth above, to the following amendments to the Mater Repurchase Agreement:
a.The definition of “Facility Termination Date” in Annex I.A. to the Master Repurchase Agreement shall be amended and restated in its entirety as follows:

“Facility Termination Date”: October 14, 2022.”

3.Fees and Expenses. Seller agrees to pay to Buyer all reasonable and documented fees and out-of-pocket expenses incurred by Buyer in connection with this Amendment, including all reasonable and documented fees and out-of-pocket costs and expenses of the legal counsel to Buyer incurred in connection with this Amendment.
4.Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the following:
a.This Amendment, duly executed and delivered by Seller and Buyer.
b.Seller and Guarantor shall have paid all fees and expenses in connection with this Amendment and all fees and expenses between the Buyer, on the one hand, and the Administrator and its Affiliates and managed funds and accounts, on the other hand.
c.Confirmation that no Event of Default has occurred and is continuing.
5.Limited Effect. Except as amended hereby, the Master Repurchase Agreement shall continue in full force and effect in accordance with its respective terms.
6.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE (WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

7.Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mail, .pdf or any other electronic means (e.g. “pdf”, Docusign or “tif”) shall be as effective as delivery of a manually executed original counterpart of this Amendment. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that, notwithstanding anything contained herein to the contrary, the parties hereto are under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the parties hereto pursuant to procedures approved by the parties hereto; provided, further, that, without limiting the foregoing, upon the request of either party hereto, any electronic signature shall be promptly followed by such manually executed counterpart.

    IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers, thereunto duly authorized, as of the date first above written.

BARCLAYS BANK PLC, as Buyer
By: /s/ Grace Park Name: Grace Park Title: Managing Director

PEACHTREE MORTGAGE SPV, LLC, as Seller By: /s/ Brandon Filson Name: Brandon Filson Title: Chief Financial Officer